UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2007

BRE Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14306	94-1722214

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

525 Market Street, 4th Floor, San Francisco, CA		94105-2712

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (415) 445-6530

(Former name or former address if changed since last report)

Item 7.01
On December 19, 2007, BRE Properties, Inc. issued a press release providing 2008 earnings estimates. A copy of the press release is furnished as Exhibit 99.1 to this report. This form 8-K and the attached exhibit are furnished to, but not filed, with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit Number

99.1	Press Release dated December 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Date: December 19, 2007	By:	/s/ Edward F. Lange, Jr.
Edward F. Lange, Jr.